SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2003


                               EP MEDSYSTEMS, INC.
        (Exact name of small business issuer as specified in its charter)


              NEW JERSEY            0-28260             22-3212190
  (State or other jurisdiction    (Commission          (IRS Employer
   of incorporation)              File Number)     Identification No.)

                575 ROUTE 73 N. BUILDING D
                 WEST BERLIN, NEW JERSEY                   08091
         (Address of principal executive offices)       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (856) 753-8533

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
















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ITEM 9.              REGULATION FD DISCLOSURE

        EP MedSystems, Inc. hereby incorporates by reference the contents of its press release regarding its fourth quarter 2002 operating results, dated March 14, 2003, furnished herewith as Exhibit 99.1.















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EP MEDSYSTEMS, INC.

Date: March 25, 2003               BY: /s/ MATTHEW HILL
                                      --------------------
                                      Matthew Hill
                                      Chief Financial Officer

















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EXHIBIT NO.                               DESCRIPTION

99.1                                      Press release dated March 14, 2003.